Exhibit 10.1

Portions of this agreement have been redacted pursuant to Item 601(b)(10(iv).

Redactions are indicated with “[***]”

Change Order #1

to

Work Order #3

Theradex Systems, Inc. (hereinafter “Theradex Oncology”)

to assist

Shuttle Pharmaceuticals, Inc. (hereinafter “Shuttle”)

with the Scope of Work associated with:

Phase 2 Study of IPdR as a Radiation Sensitizing Agent During Radiotherapy in Patients with Newly Diagnosed IDH-Wildtype Glioblastoma with Unmethylated MGMT Promoter

17 January 2025

Prepared For:	Michael Vander Hoek CFO and VP, Regulatory Shuttle Pharmaceuticals, Inc. 401 Professional Drive Suite 260 Gaithersburg, MD 20879 USA Email: [***]

Prepared By:	[***] [***] The Pinnacle, Station Way Crawley West Sussex UK RH10 1JH Phone: [***] Email: [***]

Shuttle Pharmaceuticals, Inc.
Work Order #3 Change Order #1: Phase 2 IPdR Glioblastoma study	17 January 2025

Theradex Systems, Inc.

REQUEST FOR CHANGE ORDER #1 to

Work Order #3 to Master Service Agreement between

Shuttle Pharmaceuticals, Inc. and Theradex Systems, Inc.

Date of Original Request: Nov 2024	Change Order Number: 1	Study: Phase 2 IPdR
Theradex Oncology Contact: Melchior Van De Visch		Theradex Client Code: 1274
Sponsor Contact: Michael Vander Hoek
Sponsor: Shuttle Pharmaceuticals, Inc.

Theradex Oncology hereby requests the following changes to Shuttle Study Work Order #3 dated 30 July 2024, between Shuttle and Theradex Oncology:

This change order is submitted to account for changes in scope of the project described above. Where as WO#3 covered activities up to 31 January 2025 (Phase II Start up), CO#1 will cover activities up to 31 January 2026 (Phase II Start up and Phase II Year 2), with the total cost limited to $5,308,294. The following additional changes have been applied to the Theradex Oncology Project Budget compared with WO#3:

Key Changes:

-	Number of patients in Phase II – Start up increased from 15 to 16, due to inclusion of a replacement patient.

-	Number of sites in “Phase II – Start up” increased from 4 to 6.

-	Investigator Site and Safety Teleconferences – Addition of 1 hour per activity to allow for medical monitor review of safety data prior to the teleconference.

-	Addition of activities relating to Protocol amendment version 2.0.

-	Addition of activities relating to Protocol amendment version 3.0.

-	Qualification visits (QVs): 1 On-Site QV removed from scope, 1 Remote QV added to scope in line with actuals.

-	Adjustment in the number of visits in Phase II – Year 2:

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Shuttle Pharmaceuticals, Inc.
Work Order #3 Change Order #1: Phase 2 IPdR Glioblastoma study	17 January 2025

○	1 Day On-Site RMV: Increased from 4 to 10. Overall an increase of 6, from 9 to 15.

○	1 Day Remote RMV: Increased from 37 to 38. Overall an increase of 1, from 67 to 68.

License fees:

-	Small increase in budget due to increase in number of sites within Phase II – Start up phase from 4 to 6. This is due to two sites (UNC and Georgetown) being activated earlier than anticipated.

Pass Through Costs:

-	Small increase in Pass through costs due to increase in travel costs relating to additional RMV visits.

Investigator Costs:

-	Small increase in investigator fees. This increase is due to additional IRB fees and increase of one patient, as one patient had to be replaced in the study.

The increase in labor cost associated with Change Order #1 has been incorporated into the milestone payment schedule. Three new milestones have been added to the schedule:

-	Milestone 9: OOS items CO#1 (2 sites activated earlier in the study)

-	Milestone 9B: Protocol Amendment Version 2.0

-	Milestone 10B: Protocol Amendment Version 3.0

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Shuttle Pharmaceuticals, Inc.
Work Order #3 Change Order #1: Phase 2 IPdR Glioblastoma study	17 January 2025

Now, therefore, in consideration of the mutual promises contained in the agreement, in the WO#3 as modified from time to time and for other good and valuable consideration, the Parties hereto agree to enter into this Change Order #1 (“CO#1”) of the WO#3. This CO#1 is effective as of 1st of February 2025 (“CO#1 Effective Date”). Upon execution, this CO#1 shall be automatically incorporated into and subject to the terms of the Master Service Agreement.

The Parties agree that execution of this Change Order by industry standard electronic signature software and/or by exchanging PDF signatures shall have the same legal force and effect as the exchange of hand written signatures, and that in any proceeding arising under or relating to this Change Order, each Party hereby waives any right to raise any defense or waiver based upon execution of this Change Order by means of such electronic signatures or maintenance of the executed agreement electronically.

SIGNATURES ON NEXT PAGE

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Shuttle Pharmaceuticals, Inc.
Work Order #3 Change Order #1: Phase 2 IPdR Glioblastoma study	17 January 2025

ACKNOWLEDGED, ACCEPTED AND AGREED TO:

Theradex Oncology:

/s/ Margaret Valnoski
Margaret Valnoski President / CEO Theradex Systems, Inc.	Date

Shuttle

/s/ Michael P. Vander Hoek
Michael P Vander Hoek VP, Regulatory Shuttle Pharmaceuticals, Inc.	Date

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Shuttle Pharmaceuticals, Inc.
Work Order #3 Change Order #1: Phase 2 IPdR Glioblastoma study	17 January 2025

Statement of Work

Section 1 – Project Assumptions:

Lead-in Period	5 months
Enrollment Period	24 months
Average Duration of Patient Treatment	2 months
Data Lock	2 months
Clinical Study Report	2 months
Long-Term Follow Up	18 months
Total Study Duration	53 months
Number of Countries	1 (US)
Number of Sites	6 sites
Number of Patients Screened	65 (20% screen failure rate)
Number of Patients Enrolled	55

Section 2 - Project Timeline:

Task	Timeline
	Estimated Start Date	Estimated Completion Date
Start-up: Final Protocol to First Patient In (FPI)	01 March 2024	31 July 2024
Recruitment: FPI to Last Patient In (LPI)	01 August 2024	01 August 2026
Treatment: LPI to Last Patient Out (LPO)	02 August 2026	01 October 2026
Database Lock: LPO to Database Lock	02 October 2026	30 November 2026
Final Report: Draft Report to Final Report	01 December 2026	31 January 2027
Long-Term Follow Up	01 February 2027	31 July 2028
Total Timeline	53 months

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Shuttle Pharmaceuticals, Inc.
Work Order #3 Change Order #1: Phase 2 IPdR Glioblastoma study	17 January 2025

Theradex Oncology Project Budget

Budget Summary

[***]

Milestone Payment Schedule

[***]

Unit and Monthly Costs

[***]

License Fees

[***]

Pass Through Costs

[***]

Investigator Fees Overview

[***]

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